EXHIBIT 10.3

Name of Subscriber:	_______________
Note Amount:	$______________

MACROSOLVE, INC.
SUBSCRIPTION AND INVESTMENT
REPRESENTATION AGREEMENT

MacroSolve, Inc.
5800 East Skelly Drive
Suite 300
Tulsa, Oklahoma 74135
Attn: James C. McGill

Gentlemen:

This Subscription and Investment Representation Agreement (the “Agreement”) shall serve as the agreement of the undersigned subscriber (the "Subscriber") to purchase from MacroSolve, Inc., an Oklahoma corporation (the "Corporation"), a Promissory Note (a "Note") in the original principal amount set forth below.  The terms and provisions of the Note are described in the Private Placement Memorandum, including the Exhibits thereto (the “Memorandum”), previously delivered by the Corporation to the Subscriber. The undersigned Subscriber hereby tenders to the Corporation a check in the amount of the Subscription.  The Note and the shares of the Corporation's Securities that may, at the option of the Corporation, be issued in payment of the Note are sometimes collectively referred to herein as the "Securities."

The Subscription may be held in an escrow account set up in the name of the Corporation until this Subscription is accepted or rejected by the Corporation.  It is understood that this Subscription may be accepted or rejected by the Corporation for any reason in the Corporation’s sole discretion.  If this Subscription is rejected, then this Agreement shall automatically terminate, the Subscriber shall be released from all obligations hereunder, except from Subscriber’s representations and warranties set forth herein, and any Subscription payment shall be promptly refunded to the Subscriber without interest.

1.
Authorization.  Subscriber has the full power and authority to enter into this Agreement.  This Agreement constitutes a valid and legally binding obligation of such Subscriber.  If the Subscriber is an individual, the Subscriber is over twenty-one (21) years of age and is legally competent to execute this Agreement.

2.
Purchase Entirely for Own Account.  Subscriber is purchasing the Securities for investment purposes only, solely for its own account, and not as a nominee or agent, and not with a view to, in connection with, or with intent for, the resale or distribution of all or any part of the Securities. Subscriber has no present intention of selling, granting any participation in, or otherwise distributing all or any part of the Securities.  Subscriber has made no agreement with any other person or entity concerning the offer or sale of all or any part of the Securities.

3.
Restricted Securities.  Subscriber understands and acknowledges that the Securities are restricted and the offer and sale thereof have not been registered under federal or state law, and that the sale or resale of the Securities will not be permitted under federal or state law unless such Securities are first registered, or the sale is a transaction exempt from registration under both state and federal laws. Subscriber shall not sell, transfer, assign, encumber or otherwise dispose of the Securities in the absence of an effective registration statement covering said Securities under the Securities Act of 1933, as amended, and applicable state laws or an opinion of legal counsel, in such form and substance as may be reasonably acceptable to legal counsel for the Corporation that the transaction will not result in a violation of federal or state securities laws.  The Securities is not transferable except under extremely limited conditions and Subscriber has no need for liquidity of this investment. Subscriber consents to the placing of a stop transfer notification on the securities records of the Corporation with respect to the Securities.  Subscriber agrees to indemnify and hold harmless the Corporation from and against any claim, liability, cost or expense (including without limitation attorneys fees) arising from any alleged unlawful sale or offer or agreement to sell, assign, pledge or otherwise transfer all or any portion of the Securities by Subscriber or its representatives or agents.

4.	Legends. Subscriber consents to the placement of the following legend on the certificates for the Securities:

NEITHER THE OFFER NOR SALE OF THIS NOTE OR THE SHARES OF COMMON STOCK OF MAKER WHICH MAY BE ISSUED IN PAYMENT HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  THIS NOTE HAS BEEN, AND ANY SHARES OF COMMON STOCK WHICH MAY BE ISSUED IN PAYMENT HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM.

5.
No Approval.  Subscriber is aware that no federal or state agency has approved or disapproved of the Securities or made any review of the offering or sale of the Securities or any finding or determination as to the fairness of the terms thereof as an investment, the adequacy of any disclosures made by the Corporation, nor any recommendation or endorsement of the Securities as an investment.

6.	Accredited Investor. Subscriber represents and warrants that it is an accredited investor by virtue of the fact that it satisfies one or more of the provisions set forth below in this Section.

a.	Subscriber is a natural person with individual net worth, or joint net worth with his/her spouse, at the time of purchase exceeding $1,000,000;

b.
Subscriber is a natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

c.	Subscriber is a director, executive officer, or general partner of the Company;

d.
Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Series B Preferred Stock of the Company, whose purchase is directed by a person who is experienced in investment and business matters and has such knowledge and experience in financial and business matters to enable Subscriber to evaluate the merits and risks of the proposed investment;

e.
Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Series B Preferred Stock of the Company, with total assets in excess of $5,000,000;

f.	Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

g.
 Subscriber is an entity in which all of the equity owners are “accredited investors”, as such term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933 (the “Act”); and/or

h.	Subscriber otherwise qualifies as an “accredited investor” under Rule 501 of Regulation D, promulgated under Act.

7.
Receipt of Information.  Subscriber acknowledges that it has received, read and understands the Private Placement Memorandum and understands the risks associated with a purchase of the Securities, including the potential loss of the entire amount of the investment.  Subscriber represents and warrants that in making the decision to purchase the Securities, Subscriber has been advised to rely upon, and has relied upon, independent investigations made by Subscriber or Subscriber's representatives, including his or her own professional tax and business advisors, and that such persons have been given full and complete access to all information of the Corporation, including the opportunity to examine all relevant documents and to ask questions of and to receive answers from the Corporation or persons acting on its behalf concerning the terms and conditions of the offering and all other matters relating to an investment in the Corporation, and to obtain any additional information necessary to verify the accuracy of the information set forth therein.

8.
Investment Experience.  The Subscriber believes that, either alone or with the assistance of the Subscriber’s own professional advisors, he or she has the knowledge and experience in business and financial matters to enable the Subscriber to read, interpret and understand the Private Placement Memorandum and the Corporation’s financial statements and all other information of the Corporation, and to evaluate the merits and risks of an investment in the Securities.  Subscriber has been fully informed of and is aware that an investment in the Securities of the Corporation is highly speculative and involves a high degree of risk, which risk includes the possible loss of the entire amount invested by Subscriber.

9.
No Public Market.  Subscriber acknowledges that there presently is no public market for the Securities and there may never be a public market for the Securities.  The Subscriber may not be able to liquidate its investment in the Securities in the event of an emergency or to pledge its Securities as collateral for loans.  Subscriber represents and warrants that the Securities constitute an investment which is suitable and consistent with Subscriber's overall investment program and that his or her financial situation enables Subscriber to bear the risks of this investment for an indefinite period of time.

10.
Address.  If the Subscriber is an individual, the address set forth above is his or her true and correct residence, and Subscriber has no present intention of becoming a resident or state of any other state or jurisdiction.  If the Subscriber is a corporation, limited liability company, partnership, trust or other entity, its principal place of business is at the address set forth above, and such entity was not formed specifically to acquire the Securities.

11.
Complete and Correct Information.  All of the information furnished to the Corporation by Subscriber, including all information set forth herein is correct and complete as of the date hereof.  If there should be any material change in any of such information prior to the issuance of the Note, the Subscriber will immediately furnish the revised or corrected information to the Corporation.

12.
Reliance by the Corporation.  Subscriber acknowledges that the Corporation will rely upon the representations, warranties, agreements and understandings made herein in its decision whether to accept the Subscription of Subscriber, and that the foregoing representations, warranties, agreements and understandings shall survive the purchase of the Securities, and will survive any acceptance or rejection of a Subscription for the Securities.  Subscriber agrees to indemnify and hold harmless the Corporation from and against any claim, liability, cost or expense (including without limitation attorneys fees) due to, or arising from, any breach of any representation, warranty or agreement of the Subscriber contained herein.

13.
Risks.  THE SECURITIES OFFERED IN THIS SUBSCRIPTION AGREEMENT AFFORD A SIGNIFICANT DEGREE OF RISK TO THE SUBSCRIBER.  AN INVESTMENT IN THESE SECURITIES IS SUITABLE ONLY AS A LONG-TERM INVESTMENT FOR PERSONS OF ADEQUATE FINANCIAL MEANS WHO HAVE NO NEED FOR LIQUIDITY WITH RESPECT TO THIS INVESTMENT AND WHO CAN AFFORD A LOSS OF THEIR ENTIRE INVESTMENT.  ALTHOUGH EVERY EFFORT HAS BEEN MADE TO ANTICIPATE POSSIBLE RISKS, UNFORESEEN CONDITIONS AND UNEXPECTED EVENTS MAY ARISE, AND THE FOLLOWING LIST OF RISK FACTORS MAY NOT BE ALL-INCLUSIVE.  A SUBSCRIBER CONSIDERING SUBSCRIBING FOR SHARES IN THE COMPANY SHOULD CONSIDER ALL OF THE POTENTIAL RISKS OF INVESTMENT IN THE COMPANY.

DATED as of the _____ day of __________, 2008.

_____________________________________
Signature of Subscriber
_____________________________________
Printed Name
_____________________________________
Title

ACCEPTED this ____ day of __________, 2008.

MACROSOLVE, INC.

By ____________________________

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